UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2010

BROWNIE’S MARINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28321	90-0226181
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

940 N.W. 1st Street, Fort Lauderdale, Florida 33311
(Address of Principal Executive Office) (Zip Code)

(954) 462-5570
(Registrant’s telephone number, including area code)

_____________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 22, 2010, the registrant posted a letter to its shareholders on its website.  A copy of the letter is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

(d)	Exhibits

Exhibit Number	Description

99.1	Letter of to Shareholders dated January 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

Date: January 22, 2010	By:	/s/ Robert Carmichael
Robert Carmichael
Chief Executive Officer